Exhibit 99.1

SciQuest Announces Third Quarter 2012 Financial Results

Achieves High End of Guidance Ranges

Builds Sales Momentum for Newer Solutions

Advances Strategic Growth Initiatives

CARY, N.C. – November 8, 2012 – SciQuest, Inc. (Nasdaq: SQI), a leading provider of cloud-based spend management solutions, today announced its financial results for the third quarter ended September 30, 2012.

Stephen Wiehe, President and Chief Executive Officer of SciQuest, said, “We delivered strong third quarter financial results that were at the upper end of our guidance ranges. Demand for our spend management solutions was strong with 19 new customers signed during the quarter. The new customers were spread across all of our market verticals – commercial, higher education, state & local government and healthcare. Sales of our new accounts payable and contract lifecycle management solutions to new and existing customers contributed to our success. Moreover, we made further progress toward our strategic growth initiatives with our acquisitions of Spend Radar and Upside Software. We believe that healthy interest from customers and prospects across our expanding portfolio of spend management solutions reinforces our leadership position in the marketplace and positions us for continued growth.”

Third Quarter 2012 Results

SciQuest reported GAAP revenue of $17.2 million for the quarter ended September 30, 2012. GAAP revenue in the third quarter of 2011 was $13.8 million.

GAAP loss from operations in the third quarter of 2012 was $0.1 million compared to GAAP income from operations of $1.5 million in the third quarter of 2011. GAAP net income was $0.7 million in the third quarter of 2012, which compares to GAAP net income of $0.8 million in the same quarter in the prior year. The primary drivers of these changes were the expected impact of the Upside Software acquisition and increased stock-based compensation.

GAAP diluted earnings per share was $0.03 in the third quarter of 2012 based on 22.7 million average diluted shares outstanding. Based on 22.6 million average diluted shares outstanding, GAAP diluted earnings per share in the third quarter of 2011 was $0.03.

Non-GAAP revenue(1) in the third quarter of 2012 was $17.6 million.

Non-GAAP income from operations(2) was $2.3 million and non-GAAP net income(3) was $1.4 million in the third quarter of 2012. In the third quarter of 2011 non-GAAP income from operations(2) and non-GAAP net income(3) were $2.9 million and $1.8 million, respectively. The primary driver of these changes was the expected impact of the Upside Software acquisition.

Non-GAAP diluted earnings per share(3) was $0.06 in the third quarter of 2012 based on 22.7 million average diluted shares outstanding. Based on 22.6 million average diluted shares outstanding, non-GAAP diluted earnings per share(3) in the third quarter of 2011 was $0.08.

Results from Upside Software are included in SciQuest’s results on and after the date it was acquired, August 1, 2012.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included in the financial tables at the end of this release.

Business Outlook

Based on the Company’s strong third quarter performance and the impact of recent acquisitions, SciQuest is issuing the following guidance:

Fourth quarter 2012

•	GAAP revenue to be between $19.3 million and $19.7 million.

•	GAAP basic loss per share to be between $0.11 and $0.12.

•	Basic weighted average shares outstanding to be approximately 22.4 million.

•	Non-GAAP revenue(1) to be between $20.1 million and $20.5 million.

•	Non-GAAP diluted earnings per share(3) to be between $0.05 and $0.06, including approximately $0.01 of dilution from the Spend Radar acquisition.

•	Diluted weighted average shares outstanding to be approximately 22.8 million.

Full Year 2012

•	GAAP revenue to be between $66.1 million and $66.5 million.

•	GAAP basic loss per share to be between $0.05 and $0.06.

•	Basic weighted average shares outstanding to be approximately 22.3 million.

•	Net cash provided by operating activities to be between $20.3 million and $21.3 million.

•	Non-GAAP revenue(1) to be between $67.3 million and $67.7 million.

•	Non-GAAP diluted earnings per share(3) to be between $0.22 and $0.23.

•	Diluted weighted average shares outstanding to be approximately 22.7 million.

•	Adjusted free cash flow(4) to be between $16.0 million and $17.0 million.

Results from Upside Software and Spend Radar are included in SciQuest’s results on and after the date they were acquired, August 1, 2012 and October 1, 2012, respectively.

The main drivers of the fourth quarter and full year GAAP guidance for net loss are the result of specific GAAP accounting rules related to acquisition costs, the impact of purchase accounting on recent acquisitions and the related income tax effects.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES

1)	Non-GAAP revenue excludes the purchase accounting impact on deferred revenue adjustment.

2)	Non-GAAP income and loss from operations excludes the purchase accounting impact on deferred revenue adjustment; stock-based compensation expense; and the amortization of (i) intangible assets, (ii) acquired software and (iii) acquisition-related costs.

3)	Non-GAAP net income and non-GAAP diluted earnings per share exclude the purchase accounting impact on deferred revenue adjustment; stock-based compensation expense; and the amortization of (i) intangible assets, (ii) acquired software and (iii) acquisition-related costs. Non-GAAP net income includes the negative tax-effect of these items.

4)	Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition-related costs less purchases of (i) property and equipment and (ii) capitalization of software development costs.

Conference Call Information

What:	SciQuest’s third quarter 2012 financial results conference call
When:	Thursday, November 8, 2012
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(855) 297-9383, domestic
(708) 290-1311, international
Replay:	(855) 859-2056, domestic
(404) 537-3406, international

Live and replay conference ID code: 43083968

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, such as acquisition related expenses; (iv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and (v) the purchase accounting impact on deferred revenue; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest’s (NASDAQ: SQI) easy to use solutions help contract management, procurement, and accounts payable professionals make daily operations efficient through smart automation, and turn the focus on more strategic decisions that impact the bottom line. With unmatched visibility into spending, combined with the Power of Q — the Company’s unique combination of products and support — SciQuest provides organizations with a strategic approach to procurement, improving bottom-line results.

To join the conversation, please visit our blog, The Open Kitchen—http://www.sciquest.com/blog/ or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements, including all statements in the “Business Outlook” section. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the "Risk Factors" section of our most recent Annual Report on Form 10-K and other required reports, as filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

###

SciQuest media contact:

Michelle Perkins

SciQuest, Inc.

919-659-2228

mperkins@sciquest.com

SciQuest Investor contact:

Jamie Andelman

SciQuest, Inc.

919-659-2322

jandelman@sciquest.com

SCIQUEST, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands except share and per share amounts)

	As of September 30,	As of December 31,
	2012	2011
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$20,810	$14,958
Short-term investments	26,545	44,685
Accounts receivable, net	6,808	10,746
Prepaid expenses and other current assets	1,587	1,015
Deferred tax asset	1,363	70

Total current assets	57,113	71,474
Property and equipment, net	6,653	4,028
Goodwill	31,613	15,719
Intangible assets, net	12,402	5,433
Deferred project costs	7,047	7,025
Deferred tax asset	11,562	12,634
Other	95	55

Total assets	$126,485	$116,368

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$289	$102
Accrued liabilities	6,027	5,945
Deferred revenues	39,527	36,836

Total current liabilities	45,843	42,883
Deferred revenues, less current portion	14,851	12,778
Stockholders’ equity:
Common stock, $0.001 par value; 50,000,000 shares authorized; 22,346,078 and 22,133,036 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	22	22
Additional paid-in capital	78,004	74,083
Accumulated other comprehensive loss	(103)	—
Accumulated deficit	(12,132)	(13,398)

Total stockholders’ equity	65,791	60,707

Total liabilities and stockholders’ equity	$126,485	$116,368

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(unaudited)		(unaudited)
Revenues	$17,173	$13,774	$46,761	$39,208
Cost of revenues (1)(2)	5,343	3,560	13,929	9,521

Gross profit	11,830	10,214	32,832	29,687

Operating expenses: (1)
Research and development	4,734	3,001	10,905	8,670
Sales and marketing	4,073	3,396	12,188	10,815
General and administrative	2,835	2,107	8,006	6,220
Amortization of intangible assets	318	209	736	628

Total operating expenses	11,960	8,713	31,835	26,333

(Loss) income from operations	(130)	1,501	997	3,354
Other (expense) income, net:
Interest income	19	23	75	67
Other (expense) income, net	(38)	(24)	(41)	(11)

Total other (expense) income, net	(19)	(1)	34	56

(Loss) income before income taxes	(149)	1,500	1,031	3,410
Income tax benefit (expense)	862	(741)	235	(1,651)

Net income	$713	$759	$1,266	$1,759

Other comprehensive income:
Foreign currency translation adjustments	(109)	—	(103)	—

Comprehensive income	$604	$759	$1,163	$1,759

Net income per share
Basic	$0.03	$0.03	$0.06	$0.08
Diluted	$0.03	$0.03	$0.06	$0.08
Weighted average shares outstanding used in computing per share amounts
Basic	22,278	22,012	22,235	21,549
Diluted	22,703	22,551	22,676	22,149

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(unaudited)		(unaudited)
Cost of revenues	$109	$105	$191	$213
Research and development	274	279	773	794
Sales and marketing	359	295	1,009	854
General and administrative	573	476	1,636	1,002

	$1,315	$1,155	$3,609	$2,863

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$299	$105	$641	$271
Amortization of acquired software:	145	42	229	126

	$444	$147	$870	$397

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine Months Ended September 30,
	2012	2011
	(unaudited)
Cash flows from operating activities
Net income	$1,266	$1,759
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,673	1,551
Loss on disposal of fixed assets	36	—
Stock-based compensation expense	3,609	2,863
Deferred taxes	(221)	947
Changes in operating assets and liabilities:
Accounts receivable	6,026	557
Prepaid expense and other current assets	(378)	359
Deferred project costs and other assets	(30)	(563)
Accounts payable	189	(51)
Accrued liabilities	(442)	183
Deferred revenues	1,068	3,741

Net cash provided by operating activities	13,796	11,346
Cash flows from investing activities
Business acquisition, net of cash acquired	(22,447)	(7,346)
Addition of capitalized software development costs	(2,179)	(595)
Purchase of property and equipment	(1,710)	(761)
Purchase of short-term investments	(1,200)	(15,000)
Maturities of short-term investments	19,340	7,895

Net cash used in investing activities	(8,196)	(15,807)
Cash flows from financing activities
Proceeds from public offering	—	15,405
Public offering costs	—	(408)
Repayment of notes receivable from stockholders	—	15
Proceeds from exercise of common stock options	312	129

Net cash provided by financing activities	312	15,141
Effect of exchange rate change on cash and cash equivalents	(60)	—
Net increase in cash and cash equivalents	5,852	10,680
Cash and cash equivalents at beginning of the period	14,958	17,494

Cash and cash equivalents at end of the period	$20,810	$28,174

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Net Income to Non-GAAP Net Income:
Net income	$713	$759	$1,266	$1,759
Purchase accounting deferred revenue adjustment	406	—	406	—
Amortization of intangible assets	318	209	736	628
Amortization of acquired software	145	42	229	126
Stock-based compensation	1,315	1,155	3,609	2,863
Acquisition-related costs	250	—	250	134
Tax effect of adjustments	(1,752)	(390)	(2,672)	(1,137)

Non-GAAP net income	$1,395	$1,775	$3,824	$4,373

Non-GAAP net income per share:
Basic	$0.06	$0.08	$0.17	$0.20
Diluted	$0.06	$0.08	$0.17	$0.20

Weighted average shares outstanding used in computing per share amounts:
Basic	22,278	22,012	22,235	21,549
Diluted	22,703	22,551	22,676	22,149

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of (Loss) income from Operations to Non-GAAP Income from Operations:
(Loss) income from operations	$(130)	$1,501	$997	$3,354
Purchase accounting deferred revenue adjustment	406	—	406	—
Amortization of intangible assets	318	209	736	628
Amortization of acquired software	145	42	229	126
Stock-based compensation	1,315	1,155	3,609	2,863
Acquisition-related costs	250	—	250	134

Non-GAAP income from operations	$2,304	$2,907	$6,227	$7,105

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:
Operating expenses	$11,960	$8,713	$31,835	$26,333
Amortization of intangible assets	(318)	(209)	(736)	(628)
Stock-based compensation	(1,206)	(1,050)	(3,418)	(2,650)
Acquisition-related costs	(250)	—	(250)	(134)

Non-GAAP operating expenses	$10,186	$7,454	$27,431	$22,921

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by operating activities	$7,401	$5,820	$13,796	$11,346
Purchase of property and equipment	(181)	(314)	(1,710)	(761)
Capitalization of software development costs	(856)	(190)	(2,179)	(595)

Free cash flow	6,364	5,316	9,907	9,990
Acquisition-related costs	250	—	250	134

Adjusted free cash flow	$6,614	$5,316	$10,157	$10,124

RECONCILIATION DATA

(UNAUDITED)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Revenues to Non-GAAP Revenues:
Revenues	$17,173	$13,774	$46,761	$39,208
Purchase accounting deferred revenue adjustment	406	—	406	—

Non-GAAP Revenues	$17,579	$13,774	$47,167	$39,208

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:
Cost of revenues	$5,343	$3,560	$13,929	$9,521
Amortization of acquired software	(145)	(42)	(229)	(126)
Stock-based compensation	(109)	(105)	(191)	(213)

Non-GAAP Cost of revenues	$5,089	$3,413	$13,509	$9,182

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Research and Development to Non-GAAP Research and Development:
Research and development	$4,734	$3,001	$10,905	$8,670
Stock-based compensation	(274)	(279)	(773)	(794)

Non-GAAP Research and development	$4,460	$2,722	$10,132	$7,876

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:
Sales and marketing	$4,073	$3,396	$12,188	$10,815
Stock-based compensation	(359)	(295)	(1,009)	(854)

Non-GAAP Sales and marketing	$3,714	$3,101	$11,179	$9,961

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of General and Administrative to Non-GAAP General and Administrative:
General and administrative	$2,835	$2,107	$8,006	$6,220
Stock-based compensation	(573)	(476)	(1,636)	(1,002)
Acquisition-related costs	(250)	—	(250)	(134)

Non-GAAP General and administrative	$2,012	$1,631	$6,120	$5,084

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:
Amortization of intangible assets	$318	$209	$736	$628
Amortization of intangible assets	(318)	(209)	(736)	(628)

Non-GAAP Amortization of intangible assets	$—	$—	$—	$—

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	Low end of Range	High end of Range	Low end of Range	High end of Range
Reconciliation of Revenue Outlook to Non-GAAP Revenue Outlook:
Revenues	$19,300	$19,700	$66,100	$66,500
Purchase accounting deferred revenue adjustment	800	800	1,200	1,200

Non-GAAP Revenues	$20,100	$20,500	$67,300	$67,700

	Three Months Ended December 31,		Twelve Months Ended December 31,
	Low end of Range	High end of Range	Low end of Range	High end of Range
Reconciliation of Loss per Share Outlook to Non-GAAP Earnings per Share Outlook:
Loss per share	($0.12)	($0.11)	($0.06)	($0.05)
Purchase accounting deferred revenue adjustment per share	0.04	0.04	0.05	0.05
Amortization of intangible assets per share and acquired software per share	0.03	0.03	0.07	0.07
Stock-based compensation per share	0.06	0.06	0.22	0.22
Acquisition-related costs per share	0.06	0.06	0.07	0.07
Tax effect of adjustments per share	($0.02)	($0.02)	($0.13)	($0.13)

Non-GAAP earnings per share	$0.05	$0.06	$0.22	$0.23

			Twelve Months Ended December 31,
			Low end of Range	High end of Range
Reconciliaton of Net Cash Provided by Operating Activities Outlook to Adjust Free Cash Flow Outlook:
Net cash provided by operating activities			$20,300	$21,300
Purchase of property and equipment			(2,000)	(2,000)
Capitalization of software development costs			(2,700)	(2,700)
Acquisition-related costs			400	400

Adjusted Free cash flow			$16,000	$17,000